Execution Version

FIRST INCREMENTAL TERM A FACILITY AMENDMENT, dated as of April 29, 2016 (this “Amendment”), to the Credit Agreement (as defined below) among Avago Technologies Cayman Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Holdings”), Avago Technologies Cayman Finance Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Cayman Borrower”), BC Luxembourg S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 3A, Sentier de l’Esperance, L-1474 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under registration number B 201613 and with a share capital of US $20,000 (the “Luxco Borrower” and, together with the Cayman Borrower, the “Borrowers”), and the Additional Term A Lender (as defined below).
RECITALS
A.     Holdings, the Borrowers, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent and collateral agent, are party to that certain Credit Agreement, dated as of February 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.     Pursuant to Section 2.20 of the Credit Agreement, the Borrowers may request additional Term A Loans by, among other things, entering into one or more Incremental Facility Amendments, pursuant to the terms and conditions of the Credit Agreement, with each Additional Lender agreeing to provide such Incremental Term Loans (the Additional Lender agreeing to provide Additional Term A Loans (as defined below) hereunder is referred to herein as the “Additional Term A Lender”).
C.     The Borrowers have requested a borrowing of Incremental Term Loans in the form of additional Term A Loans in an aggregate principal amount of $325,000,000 (the “Additional Term A Loans”; the commitment of the Additional Term A Lender to make such Additional Term A Loans hereunder on the First Incremental Amendment Effective Date (as defined below), its “Additional Term A Commitment”), the proceeds of which shall be used to prepay in whole the outstanding Term B-2 Loans pursuant to Section 2.11(a) of the Credit Agreement.
D.     The Additional Term A Lender party hereto has agreed to make the Additional Term A Loans on the terms and conditions set forth herein.
AGREEMENTS
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrowers and the Additional Term A Lender party hereto hereby agree as follows:

ARTICLE I.
Incremental Term A Facility Amendment
SECTION 1.01.    Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.
SECTION 1.02.    Additional Term A Commitments. (a) Subject to the terms and conditions set forth herein, on the First Incremental Amendment Effective Date (as defined below), the Additional Term A Lender party hereto agrees (i) that it shall be considered a Lender and a Term A Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to fund the Additional Term A Loans in an aggregate principal amount of $325,000,000.
(b)    Except as specifically set forth below, the terms and provisions of the Additional Term A Loans shall be identical to the terms and provisions of the Initial Term A Loans (as defined below) as in effect on the First Incremental Amendment Effective Date immediately prior to the effectiveness of this Amendment. The aggregate amount of the Additional Term A Loans made under this Amendment shall be $325,000,000. The Borrowers shall use the proceeds of the Additional Term A Loans as set forth in the recitals to this Amendment.
(c)    The Additional Term A Lender, by delivering its signature page to this Amendment and funding the Additional Term A Loans on the First Incremental Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Additional Term A Lender on the First Incremental Amendment Effective Date.
(d)    Pursuant to Section 2.20 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the First Incremental Amendment Effective Date, for all purposes of the Loan Documents, (i) the Additional Term A Commitments shall constitute “Term A Commitments”, (ii) the Additional Term A Loans shall constitute “Incremental Term A Loans”, “Incremental Term Loans”, “Term A Loans” and “Term Loans” and (iii) the Additional Term A Lender shall constitute an “Additional Lender”, a “Term A Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term A Commitment (or, following the making of the Additional Term A Loans, a Term A Loan), and other related terms will have correlative meanings mutatis mutandis.
SECTION 1.03.    Amendment of Credit Agreement. (a) Effective as of the First Incremental Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(i)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Additional Term A Commitment” has the meaning assigned thereto in the First Incremental Term A Facility Amendment.
“Additional Term A Lender” has the meaning assigned thereto in the First Incremental Term A Facility Amendment.
“Additional Term A Loan” has the meaning assigned thereto in the First Incremental Term A Facility Amendment.
“First Incremental Term A Facility Amendment” means the First Incremental Term A Facility Amendment to this Agreement dated as of April 29, 2016, among Holdings, the Borrowers and the Additional Term A Lender party thereto.
“First Incremental Amendment Effective Date” has the meaning assigned thereto in the First Incremental Term A Facility Amendment.
“Initial Term A Commitment” means, with respect to each applicable Term A Lender, the commitment of such Term A Lender to make a Term A Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Term A Loan to be made by such Term A Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Term A Lender pursuant to an Assignment and Assumption. The initial amount of each Term A Lender’s Initial Term A Commitment is set forth on Schedule 2.01(a) or in the Assignment and Assumption pursuant to which such Term A Lender shall have assumed its Initial Term A Commitment, as the case may be. On the Effective Date, the initial aggregate amount of Initial Term A Commitments with respect to the Initial Term A Loans was $4,400,000,000.
“Initial Term A Loans” means the term loans made by the Term A Lenders to a Borrower Party pursuant to clause Section 2.01(a)(i).
(ii)    The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Class” , when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swingline Loans, Term A Loans (other than Incremental Term Loans (other than Additional Term A Loans)), Term B-1 Dollar Loans (other than Incremental Term Loans), Term B-1 Euro Loans (other than Incremental

Term Loans), Term B-2 Loans, Incremental Term Loans, Incremental Revolving Loans, Other Term Loans or Other Revolving Loans or (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, a Term A Commitment, a Term B-1 Dollar Commitment, Term B-1 Euro Commitment, Term B-2 Commitment, an Incremental

Term Commitment, an Incremental Revolving Commitment, Other Term Commitment or Other Revolving Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular type of Loan or Borrowing.”
(iii)    The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following text after the last sentence thereof:
“Notwithstanding the foregoing, the initial Interest Period for the Borrowing of Additional Term A Loans will end on the last day of the Interest Period then in effect for the Initial Term A Loans outstanding immediate prior to the First Incremental Amendment Effective Date, and if the outstanding Initial Term A Loans have more than one Interest Period in effect, the initial Interest Periods for the Borrowing of Additional Term A Loans will end on the last day of such Interest Periods then in effect (divided among such Interest Periods on a ratable basis).”
(iv)    The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “the First Incremental Term A Facility Amendment,” after the text “any Refinancing Amendment,” appearing in such definition.
(v)    The definition of “Term A Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term A Commitment” means, (a) the Initial Term A Commitment and (b) the Additional Term A Commitment.”
(vi)    The definition of “Term A Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term A Loans” means (a) the Initial Term A Loans (including, for the avoidance of doubt, the Additional Term A Loans made in accordance with Section 2.20 by the Additional Term A Lender on the First Incremental Amendment Effective Date constituting Incremental Term A Loans and made pursuant to the First Incremental Term A Facility Amendment) and (b) any other Incremental Term A Loans made by Term A Lenders.”
(vii)    Clause (a) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(i) Subject to the terms and conditions set forth herein, each applicable Term A Lender agrees to make an Initial Term A Loan to the Borrower Parties on the Effective Date denominated in dollars in a principal amount not exceeding its Initial Term A Commitment and (ii) subject to the terms and conditions set forth in the First Incremental Term A Facility Amendment, the Additional Term A Lender agrees to make an Additional Term

A Loan to the Borrower Parties on the First Incremental Amendment Effective Date in an aggregate principal amount not to exceed its Additional Term A Commitment, and such Additional Term A Loans, together with the Initial Term A Loans, shall constitute a single Class of Term Loans for purposes of this Agreement in all respects, except that interest on the Additional Term A Loans shall commence to accrue from the First Incremental Amendment Effective Date. Additional Term A Loans will (i) initially be of the same Type and will have the same Interest Period as the Initial Term A Loans outstanding immediately prior to the First Incremental Amendment Effective Date and (ii) bear interest, until the last day of such initial Interest Period, at the same rate as the Initial Term A Loans outstanding immediately prior to the First Incremental Amendment Effective Date. Amounts repaid or prepaid in respect of the Term A Loans may not be reborrowed other than pursuant to the Voluntary Prepayment Incremental Amount.”
(viii)    Clause (a) of Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) Unless previously terminated (i) the Initial Term A Commitment shall terminate upon the funding of the Initial Term A Loans on the Effective Date, (ii) the Additional Term A Commitment shall terminate upon the funding of the Additional Term A Loans on the First Incremental Amendment Effective Date and (iii) the Term B Commitment shall terminate upon the funding of the Term B Loans on the Effective Date. The Revolving Commitments shall automatically terminate on the Revolving Maturity Date.”
(ix)    Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Subject to adjustment pursuant to paragraph (d) of this Section 2.10, each Borrower Party, severally and jointly, agrees that it shall repay Term A Loan Borrowings in equal quarterly installments on the 15th day of each March, June, September and December (commencing with June 15, 2016), (i) for the first twelve quarters, an amount equal to 1.25% of the sum of (A) the original aggregate principal amount of the Initial Term A Loans on the Effective Date and (B) the original aggregate principal amount of the Additional Term A Loans made on the First Incremental Amendment Effective Date, (ii) for the succeeding four quarters, an amount equal to 2.50% of the sum of (A) the original aggregate principal amount of the Initial Term A Loans on the Effective Date, and (B) the original aggregate principal amount of the Additional Term A Loans made on the First Incremental Amendment Effective Date and (iii) thereafter until the Term A Loan Maturity Date, an amount equal to 18.75% of the sum of (A) the original aggregate principal amount of the Initial Term A Loans on the Effective Date and (B)

the original aggregate principal amount of the Additional Term A Loans made on the First Incremental Amendment Effective

Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”
(x)    Section 3.16 of the Credit Agreement is hereby amended by adding the following text after the last sentence thereof:
“The Borrower Parties will use the proceeds of the Additional Term A Loans made on the First Incremental Amendment Effective Date to prepay in whole the outstanding Term B-2 Loans pursuant to Section 2.11(a) of the Credit Agreement.”
(xi)    Section 5.10 of the Credit Agreement is hereby amended by adding the following text after the last sentence thereof:
“Notwithstanding the foregoing, the Borrower Parties will use the proceeds of the Additional Term A Loans made on the First Incremental Amendment Effective Date to prepay in whole the outstanding Term B-2 Loans pursuant to Section 2.11(a) of the Credit Agreement.”
SECTION 1.04.    Amendment Effectiveness. This Amendment shall become effective as of the first date (the “First Incremental Amendment Effective Date”) on which the following conditions have been satisfied or waived:
(a)    The Additional Term A Lender (or its counsel) shall have received from (i) the Borrowers, (ii) Holdings and (iii) the Additional Term A Lender party hereto, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Additional Term A Lender (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.
(b)    The obligation of the Additional Term A Lender party hereto to make Additional Term A Loans on the First Incremental Amendment Effective Date is subject to the satisfaction of the following conditions:
(i)    (x) Immediately before and after giving effect to this Amendment and the borrowing of the Additional Term A Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the First Incremental Amendment Effective Date and (y) at the time of the request by the Borrowers pursuant to Section 2.20 of the Credit Agreement for additional Term A Loans pursuant to this Amendment, no Event of Default had occurred and was continuing under clause (a), (b), (h) or (i) of Section 7.01 of the Credit Agreement.
(ii)    The Additional Term A Lender party hereto shall have received a certificate of a Responsible Officer of each of the Borrower Parties dated the First Incremental Amendment Effective Date, certifying compliance with clause (i) above.

(iii)    The Additional Term A Lender shall have received a written opinion (addressed to the Additional Term A Lender and dated the First Incremental Amendment Effective Date) of (i) Latham & Watkins LLP, New York counsel for the Loan Parties, (ii) Maples and Calder, Cayman Islands counsel for the Loan Parties and (iii) Loyens & Loeff, Luxembourg counsel for the Loan Parties.
(iv)    The Additional Term A Lender shall have received a copy of (i) each Organizational Document of each Borrower Party and Holdings certified, to the extent applicable, as of a recent date by the applicable Governmental Authority; provided that such documents shall not be required to be delivered if the Borrower Parties and Holdings provide certifications that the applicable Organization Documents delivered to the Administrative Agent in connection with the Credit Agreement remain in full force and effect and have not been amended, modified, revoked or rescinded since the date of delivery, (ii) signature and incumbency certificates of the Responsible Officers of each Borrower Party and Holdings executing the Loan Documents to which it is a party; provided that such incumbency certificates shall not be required to be delivered if the Borrower Parties and Holdings provide certifications that the applicable incumbency certificates delivered to the Administrative Agent in connection with the Credit Agreement remain true and correct since the date of delivery, (iii) resolutions of the Board of Directors and/or similar governing bodies of each Borrower Party and Holdings approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Incremental Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists and delivery is customary in the applicable jurisdiction) from the applicable Governmental Authority of each Borrower Party and Holdings’ jurisdiction of incorporation, organization or formation.
(v)    The Administrative Agent shall have received a Borrowing Request in in accordance with the requirements set forth in Section 2.03 of the Credit Agreement requesting that the Additional Term A Lender make the Additional Term A Loans to the Borrower Parties on the First Incremental Amendment Effective Date.
(c)    The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document. The Additional Term A Lender shall have received the fees payable under the fee letter, dated as of the date hereof, among the Additional Term A Lender and Holdings in accordance with the terms thereof.
Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the Additional Term A Lender hereunder to make Additional Term A Loans will automatically terminate if each of the conditions set forth or referred to in Section 1.04 hereof has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on April 29, 2016.

ARTICLE II.
Miscellaneous
SECTION 2.01.    Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders, including the Additional Term A Lender, the Administrative Agent and the Collateral Agent that, as of the First Incremental Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Incremental Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and each of the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the First Incremental Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(a)    Immediately before and after giving effect to this Amendment and the borrowing of the Additional Term A Loans, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the First Incremental Amendment Effective Date with the same effect as though made on and as of such date, except to the extent (i) such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) or (ii) such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language (in which case such representation and warranties are true and correct in all respects as of the First Incremental Amendment Effective Date or as of such earlier date, as the case may be).
(b)    (x) Immediately before and after giving effect to this Amendment and the borrowing of the Additional Term A Loans, no Default or Event of Default has occurred and is continuing on the First Incremental Amendment Effective Date and (y) at the time of the request by the Borrowers pursuant to Section 2.20 of the Credit Agreement for additional Term A Loans pursuant to this Amendment, no Event of Default had occurred and was continuing under clause (a), (b), (h) or (i) of Section 7.01 of the Credit Agreement.
(c)    Immediately after the consummation of the transactions contemplated un-der this Amendment to occur on the First Incremental Amendment Effective Date, the Borrowers and their Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment to occur on the First Incremental Amendment Effective Date, Solvent.
SECTION 2.02.    Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)    On and after the First Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute an Incremental Facility Amendment entered into pursuant to Section 2.20 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the state of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
SECTION 2.04.    Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent and its Affiliates (without duplication) for reasonable and documented or invoiced out of pocket expenses incurred in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent and to the extent reasonably determined by the Administrative Agent to be necessary one local counsel in each relevant jurisdiction.
SECTION 2.05.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
SECTION 2.06.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 2.07.    Tax Matters. The Borrower and the Administrative Agent have determined that, for U.S. federal income tax purposes, the Additional Term A Loans should be treated as a qualified reopening of the existing Term A Loans.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

AVAGO TECHNOLOGIES CAYMAN HOLDINGS LTD., as Holdings

By:
/s/ Thomas H. Krause, Jr
Name: Thomas H. Krause, Jr.
Title: Director
AVAGO TECHNOLOGIES CAYMAN FINANCE LIMITED as Borrower

By:
/s/ Thomas H. Krause, Jr.
Name: Thomas H. Krause, Jr.
Title: Director

BC LUXEMBOURG S.À R.L., a private limited liability company (société à responsabilité limitée)
incorporated and existing under the laws of
Luxembourg, Grand Duchy of Luxembourg, having its registered office at 3A, Sentier de l’Esperance, L-1474 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg
Register of Commerce and Companies under number B 201613 and with a share capital of US $20,000, as Borrower

By:
/s/ Patricia H. McCall
Name: Patricia H. McCall
Title: Class A Manager

[Signature Page to Avago First Incremental Term Facility Amendment]

JPMorgan Chase Bank, N.A., as the
Additional Term A Lender

BY     /s/    John G. Kowalczuk
Name: John G. Kowalczuk
Title:    Executive Director

[Signature Page to Avago First Incremental Term Facility Amendment]